Exhibit 99.5
SUBSIDIARY GUARANTY

New York, New York                                                                                                                                                                                  December 19, 2006

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by Shelter Island Opportunity Fund, LLC (the “Lender”) to or for the account of Host America Corp., a Colorado corporation (“Debtor”), from time to time and at any time and for other good and valuable consideration and to induce the Lender, in its discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Lender may deem advisable, the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantors” or “the undersigned”) unconditionally guaranties to the Lender, their successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Debtor to the Lender and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Debtor is or may become liable to the Lender, whether incurred by Debtor as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Lender, whether arising under, out of, or in connection with (i) that certain Securities Purchase Agreement dated as of the date hereof by and between Debtor and the Lender (the “Securities Purchase Agreement”) and (ii) each Related Agreement referred to in the Securities Purchase Agreement, (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of Debtor to the Lender, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Debtor under Title 11, United States Code, including, without limitation, obligations or indebtedness of Debtor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:

1.  No Impairment. The Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or enter into any other agreement with Debtor or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Lender and Debtor or any such other party or person, or make any election of rights the Lender may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Debtor, or any change in the composition, nature, personnel or location of Debtor and shall extend to any successor entity to Debtor, including a debtor in possession or the like under any Insolvency Law.

2.  Guaranty Absolute. Each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Debtor with respect thereto. Guarantors hereby knowingly accept the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that Debtor will contract additional indebtedness for which Guarantors may be liable hereunder after Debtor’s financial condition or ability to pay its lawful debts when they fall due has deteriorated. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Debtor, have been made by the Lender to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to Debtor shall be governed solely by the provisions of the Documents. The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents, or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document, or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to the Lender or their assignees or any acceptance thereof or any release of any security by the Lender or their assignees, (d) any limitation on any party’s liability or obligation under the Documents, or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Debtor, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to the Lender shall bear interest until such amounts are paid in full at the rate then applicable to the Obligations as set forth in the Documents. Obligations include post-petition interest whether or not allowed or allowable.

3.  Waivers.

(a)  This Guaranty is a guaranty of payment and not of collection. The Lender shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Debtor or any other person liable with respect to any of the Obligations or resort to any collateral security held by them to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require the Lender to do any of the foregoing. Each Guarantor further consents and agrees that the Lender shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among the Lender, Debtor and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which Debtor may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b)  Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Debtor’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c)  Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by the Lender, the undersigned shall not be entitled to be subrogated to any of the rights of the Lender against Debtor or against any collateral or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Debtor in respect of payments made by the undersigned hereunder, until all amounts owing to the Lender by Debtor on account of the Obligations are paid in full and the Lender’s obligation to extend credit pursuant to the Documents has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Lender’s obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for the Lender, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to the Lender in the exact form received by the undersigned (duly endorsed by the undersigned to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine, subject to the provisions of the Documents. Any and all present and future debts and obligations of Debtor to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of Debtor to the Lender.

4.  Security. All sums at any time to the credit of the undersigned and any property of the undersigned in the Lender’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Lender (each such entity, an “Affiliate”) shall be deemed held by the Lender or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations to the Lender and to any Affiliate of the Lender, no matter how or when arising and whether under this or any other instrument, agreement or otherwise. In addition, this Guaranty is secured by that certain Security Agreement as of even date herewith in favor of the Purchasers.

5.  Representations and Warranties. Each of the undersigned respectively, hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that except as otherwise described in the SEC Reports or as set forth in Schedules to the Securities Purchase Agreement:

(a)  Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

(b)  Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

(c)  Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

(d)  Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract,

agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to the Lender on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(e)  Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(f)  Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

(g)  Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by Debtor to the Lender.

6.  Acceleration.

(a)  If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by Debtor or any of the undersigned to the Lender, or Debtor or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any insolvency law shall be filed or commenced by, or in respect of, Debtor or any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of Debtor or any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of Debtor or the undersigned in the Lender’s possession, or otherwise, and any such breach, default or event is not cured, vacated or stayed, as applicable, within sixty (60) days, any and all Obligations shall for purposes hereof, at the Lender’s option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Debtor.

(b)  Each of the undersigned will promptly notify the Lender of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, the Lender shall have the right to accelerate such undersigned’s obligations hereunder.

7.  Payments from Guarantors. The Lender, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other Guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

8.  Costs. The undersigned shall pay on demand, all costs, fees and expenses (including reasonable expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Lender hereunder or under any of the Obligations.

9.  No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Obligations have been paid in full and the Lender’s obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

10.  Recapture. Anything in this Guaranty to the contrary notwithstanding, if the Lender receive any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lender, the undersigned’s obligations to the Lender shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to the Lender, which payment shall be due on demand.

11.  Books and Records. The books and records of the Lender showing the account between the Lender and Debtor shall be admissible in evidence in any action or proceeding, shall, except in the event of manifest error, be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12.  No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to the Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender at any time and from time to time.

13.  Waiver of Jury Trial. EACH OF THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

14.  Governing Law. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. ALL PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

15.  Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.  Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and the Lender.

17.  Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a)  upon personal delivery to the party to be notified;

(b)  when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c)  three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d)  one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:	Host America Corp. 2 Broadway Hamden, CT 06473

with a copy to: Steven A. Berman, Esq. Rogin, Nassau, Caplan, Lassman & Hirtle, LLC CityPlace I, 22nd Floor 185 Asylum Street Hartford, CT 06103-3460

If to, Purchasers:	Shelter Island Opportunity Fund, LLC One East 52nd Street Sixth Floor New York, NY 10022 Attn: Randall Stern

with a copy to: Andrew J. Beck, Esq. Torys LLP 237 Park Avenue, 20th Floor New York, NY 10017 Attn: Andrew J. Beck, Esq. Facsimile: (212) 682-0200 E-mail: abeck@torys.com or at such other address as the Company or such Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

18.  Successors. The Lender may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, the Lender may assign, or grant participations in, to one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, the Lender, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Lender shall have an unimpaired right to enforce this Guaranty for their benefit with respect to that portion of the Obligations which the Lender has not disposed of, sold, assigned, or otherwise transferred.

19.  Becoming a Guarantor. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (a) executing a joinder agreement in form and substance satisfactory to the Lender, (b) delivering supplements to such exhibits and annexes to such Documents as the Lender shall reasonably request and (c) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Lender and with all documents and actions required above to be taken to the reasonable satisfaction of the Lender.

20.  Release. Nothing except cash payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

21.  Limitation of Obligations under this Guaranty. Each Guarantor and the Lender (by their acceptance of the benefits of this Guaranty) hereby confirm that it is their intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of the State of New York or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and the Lender (by their acceptance of the benefits of this Guaranty) hereby irrevocably agree that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors (including this Guaranty), result in the Obligations of such Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

22.  Conflicts. In the event of a conflict or inconsistency between any provision hereof and any provision of the Securities Purchase Agreement Agreement, the provision of the Intercreditor Agreement shall govern to the extent of any such conflict or inconsistency.

23.  Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE IMMEDIATELY FOLLOWS.]

IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 19th day of December, 2006.

HOST AMERICA CORP.

By:	David Murphy

LINDLEY FOOD SERVICE, INC.

By:	David Murphy

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